                                                                     Exhibit 4.7

                     [FORM OF FACE OF WARRANT CERTIFICATE]

                             [Separability Legend]

        THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE 11 3/4% SENIOR NOTE DUE 2008 OF SPLITROCK SERVICES, INC. WITH A PRINCIPAL AMOUNT OF $1,000 (A "NOTE") AND ONE WARRANT. THE NOTES AND WARRANTS WILL NOT TRADE SEPARATELY UNTIL THE EARLIEST OF (I) 90 DAYS AFTER THE DATE OF THE WARRANT AGREEMENT, (II) A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES (THE "INDENTURE)),
(III) THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE), (IV) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES, A REGISTERED EXCHANGE OFFER (AS DEFINED IN THE INDENTURE) FOR THE NOTES OR THE WARRANTS IS DECLARED EFFECTIVE AND (V) SUCH EARLIER DATE AS DETERMINED BY THE INITIAL PURCHASER IN ITS SOLE DISCRETION.

                            [Global Warrant Legend]

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO ON THE REVERSE HEREOF.

                        [Restricted Securities Legend]

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

        THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN A MINIMUM NUMBER OF WARRANTS OF (I) 250 PRIOR TO THE SEPARATION OF THE WARRANTS FROM THE NOTES AND (II) 25,000 AFTER SUCH SEPARATION, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH

OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) or (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                         [Definitive Warrants Legend]

        IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE WARRANT AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH WARRANT AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS./1/



--------------------
/1/ To be included only if the Warrant is in definitive form.

No. [      ]                                            CUSIP No. _____________


                     WARRANTS TO PURCHASE COMMON STOCK OF
                           SPLITROCK SERVICES, INC.

                THIS CERTIFIES THAT [                             ], or its
registered assigns, is the registered holder of the number of Warrants set forth in the Schedule of Increases or Decreases in Global Warrant attached hereto (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from SPLITROCK SERVICES, INC., a
Delaware corporation ("the Company"), [   ] shares of Common Stock, par value of
$.001 per share, of the Company (the "Common Stock") at the per share exercise price of $.01 (the "Exercise Price"), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on July 15, 2008 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock hereto. The number of shares issuable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement (as defined).

                This Warrant Certificate is issued under and in accordance with Warrant Agreement dated as of July 24, 1998 (the "Warrant Agreement"), between the Company and Bank of Montreal Trust Company (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at 88 Pine Street, New York, New York 10005. Attention: Corporate Trust Department.

                Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

                As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time and from time to time on any Business Day after the first anniversary of the exercise their Warrants only if the Common Shelf Registration Statement relating to the Common Stock underlying the Warrants is effective or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933 and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside; provided further, however, that no Warrant shall be
                           -------- -------
exercisable after July 15, 2008.

                In the event of a Combination, the Holder hereof will be entitled to receive upon exercise of the Warrants the kind and amount of shares of capital stock or other securities or other property as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such
             --------  -------
Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive such cash distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such Combination, less the Exercise Price.

                As provided in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants and the Exercise Price are subject to adjustment upon the happening of certain events.

                The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.3 of the Appendix to the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

                Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value per Warrant Share on the day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

                All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

        The Warrants do not entitle any Holder hereof to any of the rights of a stockholder of the Company.

        This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                                        SPLITROCK SERVICES, INC.,

                                          by
                                             --------------------------------
                                             Name:
                                             Title:


Attest:


---------------------------------
Name:
Title:

DATED:

Countersigned:

BANK OF MONTREAL TRUST COMPANY.
as Warrant Agent,

   by
     ------------------------
      Authorized Signatory

                  FORM OF ELECTION TO PURCHASE WARRANT SHARES
                (to be executed only upon exercise of Warrants)

                           SPLITROCK SERVICES. INC.

        The undersigned hereby irrevocably elects to exercise ______________ Warrants to acquire shares of Common Stock, par value $.001 per share, of Splitrock Services, Inc., either (i) at an exercise price per share of Common Stock of $.01 or (ii) through Cashless Exercise and otherwise on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement, surrenders this Warrant Certificate and all right, title and interest therein to Splitrock Services, Inc. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.


                Check method of exercise:

                Exercise at $.01 per share of Common Stock [_]

                Cashless Exercise                          [_]

Date ___________, ____

______________________(2)
(Signature of Owner)

________________________________________________________________________________
(Street Address)

________________________________________________________________________________
(City)     (State)      (Zip Code)

Signature Guaranteed by:

________________________________________________________________________________


________________________

(2) The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:

Please insert social security or identifying number:

        Name:

        Street Address:

        City, State and Zip Code:

A new Warrant Certificate evidencing any unexercised Warrants evidenced by the within Warrant Certificate is to be issued to:

        Please insert social security or identifying number:

        Name:

        Street Address:

        City, State and Zip Code:

                                ASSIGNMENT FORM

To assign this Warrant, fill in the form below:

I or we assign and transfer this Warrant to

             (Print or type assignee's name, address and zip code)
                 (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                    agent to transfer this Warrant on the
books of the Company. The agent may substitute another to act for him.

___________________________________________________________

Date:  ___________  Your Signature: ________________



_________________________________________________________
The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

                   CERTIFICATE TO BE DELIVERED UPON TRANSFER
                        OF TRANSFER RESTRICTED WARRANTS

This certificate relates to _________ Warrants held in (check applicable space) _____ book-entry or ____ definitive form by the undersigned.

The undersigned (check one box below)

        [_] has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate amount equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above);

        [_] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

In connection with any transfer of any of the Warrants evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Warrants are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

                (1) [_] to the Company; or

                (2) [_] pursuant to an effective registration statement under the Securities Act of 1933; or

                (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

                (4) [_] to an institutional "accredited investor" (as defined in
                        Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933) that has furnished to the Warrant Agent a signed letter containing certain representations and agreements; or

(5)    [_]      pursuant to another available exemption from registration
                provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Warrant Agent will refuse to register any of the Warrants evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or
                                          --------  -------
(5) is checked, the Warrant Agent may require, prior to registering any such transfer of the Warrants, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                         --------------------------
                                               Your Signature

Signature Guarantee:

Date:
     ------------                        -----------------------------
Signature must be guaranteed                   Signature of Signature
by a participant in a recognized                   Guarantee
signature guaranty medallion
program or other signature
guarantor acceptable to the
Warrant Agent


-------------------------------------------------------------------------------

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                The undersigned represents and warrants that it is purchasing this Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------         ----------------------------------
                                        NOTICE: To be executed by
                                               an executive officer

                      [TO BE ATTACHED TO GLOBAL WARRANT]

                     SCHEDULE OF INCREASES OR DECREASES IN
                                GLOBAL WARRANT

The initial amount of this Global Warrant is [        ] Warrants.  The following
         increases or decreases in this Global Warrant have been made:

Date of       Amount of      Amount of      Number of        Signature of
Exchange      decrease in    increase in    Warrants in      authorized
              Number of      Number of      this Global      signatory
              Warrants in    Warrants in    Warrant          of Warrant
              this Global    this Global    following        Agent
              Warrant        Warrant        such decrease
                                            or increase

                        PROVISIONS RELATING TO WARRANTS


1.   Definitions
     -----------

1.1  Definitions
     -----------

        For the purposes of this Appendix A the following additional terms shall have the meanings indicated below:

        "Definitive Warrant" means a certificated Warrant (bearing the Restricted Warrant Legend if the transfer of such Warrant is restricted by applicable law) that does not include the Global Warrant Legend.

        "Depositary" means The Depository Trust Company, its nominees and their respective successors.

        "Global Warrant Legend" means the legend set forth under the caption in Exhibit A to this Warrant Agreement.

        "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

        "Purchase Agreement" means the Purchase Agreement dated July 21, 1998, between the Company and the Initial Purchaser.

        "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

        "Restricted Warrant Legend" means the legend set forth in Section 2.3(d)(i) herein.

        "Rule 501" means rule 501(a)(1), (2), (3) or (7) under the Securities
Act.

        "Rule 144A" means Rule 144A under the Securities Act.

        "Rule 144A Warrant" means all Warrants offered and sold to QIBs in reliance on Rule 144A.

        "Separability Legend" means the separability legend set forth in Section 2.3(d)(i).

        "Transfer Restricted Warrants" means Global Warrants, Definitive Warrants and any other Warrants that bear or are required to bear the Restricted Warrant Legend.

        "Warrant Custodian" means the custodian with respect to a Global Warrant (as appointed by the Depositary) or any successor person thereto, who shall initially be the Warrant Agent.

   1.2  Other Definitions.
        -----------------

   Term:                                           Defined in Section:
   ----                                            ------------------

"Agent Members"............................................... 2.1(b)
"IAI Global Warrant".......................................... 2.1(a)
"Global Units"................................................ 2.1
"Global Warrant".............................................. 2.1(a)
"Notes Transfer Agent"........................................ 2.1
"Rule 144A Global Warrant".................................... 2.1(a)

        2.   The Securities
             --------------

        2.1  Form and Dating
             ---------------

        Each Warrant shall initially be issued as part of a Unit consisting of one Note and one Warrant. The Units issued on the date hereof (the "Global Units") (i) will be offered and sold by the Company pursuant to the Purchase Agreement and (ii) except for 11,000 Units which will be resold to Linsang Partners LLC in reliance upon another exemption from registration under the Securities Act, will be resold, initially, to QIBs in reliance on Rule 144A. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes attached to such Warrants. Prior to the Separation Date, the registrar for the Notes shall act as transfer agent ("Notes Transfer Agent") for both the Warrants and the Notes. Any request for transfer of a Warrant prior to the Separation Date made to the Note Transfer Agent shall be accompanied by the Note attached thereto and the Note Transfer Agent will not execute any such transfer without such Note attached thereto. Such Note will be duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or the Holder's attorneys duly authorized in writing. All such transfers shall meet the requirements set forth in the Indenture and the Global Units. In the event of (i) the commencement of a registered exchange offer for the Notes or the effectiveness of a shelf registration statement with respect to the Notes or the Warrants, (ii) a Change of Control or (iii) an Event of Default the Company shall provide notice to the Note Transfer Agent and the Warrant Agent of the Separation Date not less than two Business Days prior to such date and the Company will cause the Note Transfer Agent to notify the Depositary of such date. In the event of a determination by the Initial Purchaser to separate the Warrants and the Notes, the Company shall promptly, but in no event later than the next following Business Day after receiving notice of such determination, provide notice to the Note Transfer Agent and the Warrant Agent of the Separation Date and cause the Note Transfer Agent to notify the Depositary of such date. If the Separation Date has not otherwise occurred prior to the 90th day after the date hereof, the Separation Date shall occur on such day and the Company shall provide notice of the Separation Date to the Note Transfer Agent and the Warrant Agent and the Company will cause the Note Transfer Agent to notify the Depositary of such date. In acting as the transfer agent for the Warrants prior to the Separation Date, the Note Transfer Agent shall be entitled to all the rights, privileges and immunities to which the Warrant Agent is entitled in performing such role pursuant to the terms of this Warrant Agreement. After the Separation Date the Warrants may only be sold or transferred in accordance with this Appendix.

        (a)  Global Warrants.  Rule 144A Warrants shall be issued initially in
             ---------------
the form of one or more permanent global Warrants in definitive, fully registered form (collectively, the "Rule 144A Global Warrant"), without interest coupons and bearing the Global Warrant Legend, the Restricted Warrant Legend and the Separability Legend, the Restricted Warrant Legend and the Separability Legend, which shall be deposited on behalf of the purchasers of the Warrants represented thereby with the Warrant Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and countersigned by the Warrant Agent as provided in this Warrant Agreement. One or more global Warrants in definitive, fully registered form bearing the Global Warrant Legend, the Restricted Warrant Legend and the Separability Legend (collectively, the "IAI Global Warrant") shall also be issued on the Closing Date and deposited on behalf of the purchasers of the Warrants represented thereby with the Warrant Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and countersigned by the Warrant Agent as provided in this Warrant Agreement. The Rule 144A Global Warrant and IAI Global Warrant are each referred to herein as a "Global Warrant" and are collectively referred to herein as "Global Warrants." The number of Warrants represented by the Global Warrants may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent and the Depositary or its nominee as hereinafter provided.

        (b)  Book-Entry Provisions.  This Section 2.1(b) shall apply only to a
             ---------------------
Global Warrant deposited with or on behalf of the Depositary.

        The Company shall execute and the Warrant Agent shall, in accordance with this Section 2.1(b) and pursuant to an order of the Company, countersign and deliver initially one or more Global Warrants that (a) shall be registered in the name of the Depositary for such Global Warrant or Global Warrants or the nominee of such Depositary and (b) shall be delivered by the Warrant Agent to such Depositary or pursuant to such Depositary's instructions or held by the Warrant Agent as Warrant Custodian.

        Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Warrant Agreement with respect to any Global Warrants held on their behalf by the Depositary or by the Warrant Agent as Warrant Custodian or under such Global Warrant, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrants for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Warrants.


        (c) Definitive Warrants. Except as provided in Section 2.3 or 2.4,
            -------------------
owners of beneficial interests in Global Warrants will not be entitled to receive physical delivery of certificated Warrants.

        2.2 Countersignature. The Warrant Agent shall countersign and make
            ----------------
available for delivery upon a written order of the Company, signed by an Officer, Warrant Certificates entitling the Holders therefor to purchase in the aggregate not more than 2,642,613 Warrant Shares.

        2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive
            ---------------------      ----------------------------------
Warrants. When Definitive Warrants are presented to the Warrant Registrar with a
---------
request:

        (x) to register the transfer of such Definitive Warrants; or

        (y) to exchange such Definitive Warrants for an equal principal amount of Definitive Warrants of other authorized denominations.

the Warrant Registrar shall register the transfer if the requirements of Section 8-401(a) of the Uniform Commercial Code are met or make the exchange as requested if the requirements of Section 8-401(a)(1) and (2) of the Uniform Commercial Code are met; provided, however, that the Definitive Warrants
                         --------  -------
surrendered for transfer or exchange are accompanied by the following additional information documents, as applicable:

                (i) if such Definitive Warrants are being delivered to the
             Warrant Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Warrant Certificate); or

        (ii) if such Definitive Warrants are being transferred to the Company, a certification to that effect (in the form set forth on the reserve side of the Warrant Certificate); or

        (iii) if such Definitive Warrants are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Warrant Certificate) and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with restrictions set forth in the legend set forth in
Section 2.3(c)(i).

        (b) Restrictions on Transfer of a Definitive Warrant for a Beneficial
            -----------------------------------------------------------------
Interest in a Global Warrant. A Definitive Warrant may not be exchanged for a
----------------------------
beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Warrant Registrar, together with:

                 (i) certificaion (in the form set forth on the reverse side of the Warrant Certificate) that such Definitive Warrant is being transferred
(A) to a QIB in accordance with Rule 144A or (B) to an IAI that has furnished to the Warrant Agent a signed letter substantially in the form of Exhibit B; and


                (ii) written instructions directing the Warrant Agent to make, or to direct the Warrant Custodian to make, an adjustment on its books and records with respect to such Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, such instructions to contain information regarding the Depositary account to be credited with such increase.


then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Warrant Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Custodian, the aggregate amount of Warrants represented by the Global Warrant to be increased by the aggregate amount of the Definitive Warrant to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Warrant equal to the amount of the Definitive Security so canceled. If no Global Warrants are then outstanding and the Global Warrant has not been previously exchanged for certificated Warrants pursuant to Section 2.4, the Company shall issue and the Warrant Agent shall countersign, upon written order of the Company in the form of an Officers' Certificate, a new Global Warrant in the appropriate amount.

        (c) Transfer and Exchange of Global Warrants. (i) The transfer and exchange
            -------------------------------------
of a Global Warrant or beneficial interests therein shall be effected through the Depositary, in accordance with this Warrant Agreement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Warrant shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Warrant or another Global Warrant and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Warrant and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Warrant being transferred. In the case of a transfer of a beneficial interest in the Rule 144A Global Warrant for an interest in the IAI Global Warrant, the transferee must furnish a signed letter substantially in the form of Exhibit B to the Warrant Agent.

                (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Warrant to a beneficial interest in another Global Warrant, the Warrant Registrar shall reflect on its books and records the date and an increase in the amount of the Global Warrant to which such interest is being transferred in an amount equal to the amount of the interest to be so transferred, and the Warrant Registrar shall reflect on its books and records the date and a corresponding decrease in the amount of Global Warrant from which such interest is being transferred.

                (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

        (iv) In the event that a Global Warrant is exchanged for Definitive Warrants pursuant to Section 2.4 prior to the effectiveness of a Warrant Shelf Registration Statement with respect to such Warrants, such Warrants may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Warrant Certificate intended to ensure that such transfers comply with Rule 144A or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

        (d)     Legend
                ------

        (i)     Except as permitted by the following paragraphs (ii), (iii) or
(iv), each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

*THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

        THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE WARRANTS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN

    RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN A MINIMUM NUMBER OF WARRANTS OF (i) 250 PRIOR TO THE SEPARATION OF THE WARRANTS FROM THE NOTES AND (II) 25,000 AFTER SUCH SEPARATION, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

        Each Definitive Security will also bear the following additional legend:

        "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE WARRANT AGENT AND THE WARRANT REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH WARRANT AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

        Each Warrant Certificate issued prior to the Separation Date will also bear the following Separability Legend:

        "THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE 11 3/4% SENIOR NOTE DUE 2008 OF SPLITROCK SERVICES, INC. WITH A PRINCIPAL AMOUNT AT MATURITY OF $1,000 (A "NOTE") AND ONE WARRANT. THE NOTES AND WARRANTS WILL NOT TRADE SEPARATELY UNTIL THE EARLIEST OF (I) 90 DAYS AFTER THE DATE OF THE WARRANT AGREEMENT, (II) A CHANGE OF CONTROL, (III) THE OCCURRENCE OF AN EVENT OF DEFAULT, (IV) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES, A REGISTERED EXCHANGE OFFER FOR THE NOTES OR THE WARRANTS IS DECLARED EFFECTIVE AND (V) SUCH EARLIER DATE AS DETERMINED BY THE INITIAL PURCHASER IN ITS SOLE DISCRETION."

        (ii) Upon any sale or transfer of a Transfer Restricted Warrant that is a Definitive Warrant, the Warrant Registrar shall permit the Holder thereof to exchange such Transfer Restricted Warrant for a Definitive Warrant that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Warrant if the Holder certifies in writing to the Warrant Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Warrant Certificate).

        (iii) After a transfer of any Warrant during the period of the effectiveness of a Warrant Shelf Registration Statement with respect to such Warrant all requirements pertaining to the Restricted Warrant Legend on such Warrant shall cease to apply and the requirements that any such Warrant be issued in global form shall continue to apply.

        (iv) On or after the Separation Date, the Holder of a Warrant Certificate containing a Separability Legend may surrender such Warrant Certificate accompanied by a written application to the Warrant Agent, duly executed by the Holder thereof, for a new Warrant Certificate or certificates not containing the Separability Legend.

        (e)   Cancelation or Adjustment of Global Warrant.  At such time as all
              -------------------------------------------
beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, transferred, redeemed, repurchased, canceled or exercised such Global Warrant shall be returned by the Depositary to the Warrant Agent for cancelation or retained and canceled by the Warrant Agent. At any time prior to such cancelation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, transferred in exchange for an interest in another Global Warrant, redeemed, repurchased, canceled or exercised the number of Warrants represented by such Global Warrant shall be reduced and an adjustment shall be made on the books and records of the Warrant Agent (if it is then the Warrant Custodian for such Global Warrant) with respect to such Global Warrant, by the Warrant Agent or the Warrant Custodian, to reflect such reduction.

        (f)   Obligations with Respect to Transfers and Exchanges of Warrants.
              ---------------------------------------------------------------

        (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign, Definitive Warrants and Global Warrants at the Warrant Registrar's request.

        (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith.

        (iii) Prior to the due presentation for registration of transfer of any Warrant, the Company, the Warrant Agent and the Warrant Registrar may deem and treat the person in whose name a Warrant is registered as the absolute owner of such Warrant for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

        (iv) All Warrants issued upon any transfer or exchange pursuant to the terms of this Warrant Agreement shall evidence the same terms and shall be entitled to the same benefits under this Warrant Agreement as the Warrants surrendered upon such transfer or exchange.

        (g)   No Obligation of the Warrant Agent.
              ----------------------------------

        (i) The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Warrant, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest inthe Warrants or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Warrants. All notices and communications to be given to the Holders under the Warrants shall be given only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Warrant). The rights of beneficial owners in any Global Warrant shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Warrant Agent may reply and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

        (ii) The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Warrant Agreement or under applicable law with respect to any transfer of any interest in any Warrant (including any transfers between or among Depositary participants, members or beneficial owners in any Global Warrant) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Warrant Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

        2.4  Definitive Warrants.  (a)  A Global Warrant deposited with the
             -------------------
Depositary or with the Warrant Agent as Warrant Custodian pursuant to Section
2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Warrants in an aggregate amount equal to the amount of such Global Warrant, in exchange for such Global Warrant, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Warrant or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Warrant Agreement.

        (b) Any Global Warrant that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Warrant Agent, to be so transferred, in whole or from time to time in part, without charge, and the Warrant Agent shall countersign and deliver, upon such transfer of each portion of such Global Warrant, an equal number of Definitive Warrants. Any certificated Warrant in the form of a Definitive Warrant delivered in exchange for an interest in the Global Warrant shall, except as othewise provided by Section 2.3(d), bear the Restricted Warrant Legend.

        (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Warrant Agreement or the Warrants.

        (d) In event of the occurrence of any of the events specfied in Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Warrant Agent a reasonable supply of Definitive Warrants in fully registered form.